PROSPECTUS
September 30, 2002
T. ROWE PRICE

Tax-Free Income
Fund--Advisor
Class

 A municipal bond fund for investors seeking income exempt from federal income taxes. This class of shares is sold only through financial intermediaries.
(R)
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price Tax-Free Income Fund, Inc.
  T. Rowe Price Tax-Free Income Fund--Advisor Class
Prospectus

September 30, 2002

              ABOUT THE
1             FUND
              Objective, Strategy, Risks, and Expenses    1

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              Other Information About the                 5
              Fund
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              Some Characteristics of                     6
              Municipal Securities
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              Some Basics of
              Fixed-Income                                8
               Investing
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              INFORMATION
              ABOUT
              ACCOUNTS IN T. ROWE
2             PRICE FUNDS
              Pricing Shares and Receiving               10
              Sale Proceeds
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              Useful Information on
              Distributions                              11
              and Taxes
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              Transaction Procedures and                 14
              Special Requirements
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              MORE ABOUT THE
3             FUND
              Organization and Management                16

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              Understanding Performance Information      18

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              Investment Policies and Practices          19

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              Financial Highlights                       29

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              INVESTING WITH T. ROWE PRICE
4
              Account Requirements                       31
              and Transaction Information
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              Purchasing Additional Shares               32

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              Exchanging and Redeeming                   32
              Shares
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              Rights Reserved by the Funds               32

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              T. Rowe Pric
              e
               P                                         34
              rivacy Policy
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 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $148.8 billion, including $8 billion in municipal fixed-income assets, for more than eight million individual and institutional investor accounts as of June 30, 2002.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUND
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   A word about the fund's name and structure. Tax-Free Income Fund - Advisor Class is a share class of T. Rowe Price Tax-Free Income Fund. The Advisor Class is not a separate mutual fund. It is sold only through brokers, dealers, banks, insurance companies, and other financial intermediaries that provide various distribution and administrative services.


 What is the fund's objective?

   The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term investment-grade municipal securities.


 What is the fund's principal investment strategy?

   The fund invests primarily in long-term investment-grade municipal securities, and its weighted average maturity is expected to exceed 15 years. The fund may invest up to 5% of assets in below investment-grade securities, including those with the lowest rating or, if unrated, believed by T. Rowe Price to be noninvestment grade.

   Investment decisions reflect the manager's outlook for interest rates and the economy, as well as the prices and yields of various securities. This approach is designed to help the manager capture appreciation opportunities when rates are falling and reduce the impact of falling prices when rates are rising. For example, if we expect rates to fall, we may buy longer-term securities to provide higher yield and greater appreciation potential. Conversely, shorter maturities may be favored if rates are expected to rise. And if our economic outlook is positive, we may take advantage of the fund's "basket" for noninvestment-grade bonds. From time to time, the fund may invest a significant portion of its assets in municipal bonds of certain sectors with special risks, such as hospital, electric utility, or private activity bonds. The fund may sell holdings for a variety of reasons, such as to adjust average maturity or quality or to shift assets into higher-yielding securities.

   While most assets will be invested in municipal securities, other securities may also be purchased, including derivatives such as futures and swaps, in keeping with fund objectives.


 What are the main risks of investing in the fund?

   Any of the following could cause a decline in a fund's price or income:

  . Interest rate risk This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk.

   While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be "called," or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

  . Credit risk This is the chance that any of the fund's holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

   While generally considered to be of medium quality, securities in the BBB category are more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. The fund may retain a security whose credit quality is downgraded after purchase.

  . Political risk This is the chance that a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipals.

  . Other risks Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

  . Derivatives risk To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.


   . The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you are investing through an intermediary and you can accept the possibility of share price declines in an effort to achieve income exempt from fed-eral income tax, the fund could be an appropriate part of your overall investment strategy. If you are investing for principal stability and liquidity, you should consider a money market fund.

   The fund is inappropriate for tax-deferred accounts, such as IRAs.


   . The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?

   Tax-Free Income Fund-Advisor Class began operations on September 30, 2002, and does not have a full calendar year of performance history. As a point of comparison, however, the following bar chart and table show calendar year returns for the oldest existing class of the Tax-Free Income Fund. Because the Tax-Free Income Fund-Advisor Class is expected to have higher expenses than the oldest existing class of the Tax-Free Income Fund, its performance, had it existed over the periods shown, would have been lower. The oldest existing class of the Tax-Free Income Fund and the Tax-Free Income Fund-Advisor Class share the same portfolio. Shares of each class of the fund are offered in separate prospectuses.

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

   In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

                                     Calendar Year Total Returns
             Fund              "92"       "93"    "94"    "95"   "96"     "97"    "98"    "99"    "00"    "01"
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  Tax-Free Income         9.38   12.77   -5.47  17.69   3.27    9.33   5.98   -3.91  12.29  4.39
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            The Tax-Free Income Fund's return for the six months ended 6/30/02 was 4.25%.

 Table 1  Average Annual Total Returns
                                        Periods ended December 31, 2001
                                        1 year     5 years     10 years
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  Tax-Free Income Fund
  Returns before taxes                   4.39%      5.47%       6.34%
  Returns after taxes on
  distributions                          4.39       5.44        6.25
  Returns after taxes on
  distributions and sale of fund
  shares                                 4.65       5.43        6.19
  Lehman Brothers Municipal Bond
  Index                                  5.13       5.98        6.63
  Lipper General Municipal Debt Funds    3.90       4.78        5.85
  Average
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 Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.


 What fees or expenses will I pay?

   The numbers in the next table provide an estimate of how much it will cost to operate the Advisor Class for a year. These are costs you pay indirectly because they are deducted from net assets before the daily share price is calculated.

 Table 2  Fees and Expenses of the Advisor Class*
                                                        Annual fund operating expenses
                                                 (expenses that are deducted from fund assets)
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  Management fee                                                    0.47%
                                                 -----------------------------------------------
  Distribution and service (12b-1) fees                             0.25%
                                                 -----------------------------------------------
  Other expenses                                                    0.29%/a/
                                                 -----------------------------------------------
  Total annual fund operating expenses                              1.01%
                                                 -----------------------------------------------
  Fee waiver/reimbursement                                          0.11%/b/
                                                 -----------------------------------------------
  Net expenses                                                      0.90%/b/
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 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.

 /a/                Other expenses are estimated.

 /b/To limit the class's expenses during its initial period of operations, T.
   Rowe Price is contractually obligated to bear any expenses (other than management fees and certain other portfolio level expenses) through June 30,

   2004, that would cause the class's ratio of expenses to average net assets to exceed 0.90%. Expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the class's expense ratio is below 0.90%; however, no reimbursement will be made after June 30, 2006, or if it would result in the expense ratio exceeding 0.90%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the class.


   Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this class with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

      1 year      3 years      5 years       10 years
    ----------------------------------------------------
       $92         $287         $498          $1,108
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 OTHER INFORMATION ABOUT THE FUND
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 What are the fund's potential rewards?

   The regular income dividends you receive from the fund should be exempt from federal income taxes.

   The fund should provide higher income and volatility than funds with shorter maturities as well as the potential for capital appreciation. It may take on additional interest rate risk in achieving its objective, but will seek to cushion losses from rising interest rates.

 How does the portfolio manager try to reduce risk?

   Consistent with the fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding or sector on the fund's net asset value.
  . Thorough credit research by our own analysts.
  . Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund's sensitivity to interest rate changes.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.



 SOME CHARACTERISTICS OF MUNICIPAL SECURITIES
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 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 What is tax-free about municipals and municipal funds?

   The regular income dividends you receive should be exempt from regular federal income taxes. However, fund capital gain distributions are taxable to you. (Please see Useful Information on Distributions and Taxes -Taxes on Fund Distributions.)


   . Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.

 Is interest income from municipal issues always exempt from federal taxes?

   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation.The portion of income subject to the AMT will be reported annually to shareholders. (Please see Useful Information on Distributions and Taxes -Tax Information.)

   Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, it might have to distribute taxable income or reclassify as taxable income previously distributed as tax-free.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 How can I tell if a tax-free or taxable fund is suitable for me?

   The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund's tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund's yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields.

 Table 3  Taxable-Equivalent Yields
  If your                                    A tax-free yield of
  federal tax                      1%    2%    3%    4%    5%    6%     7%
  rate is:                                equals a taxable yield of:
  27%                              1.4%  2.7%  4.1%  5.5%  6.9%  8.2%   9.6%
                                   -------------------------------------------
  30%                              1.4   2.9   4.3   5.7   7.1   8.6   10.0
                                   -------------------------------------------
  35%                              1.5   3.1   4.6   6.2   7.7   9.2   10.8
                                   -------------------------------------------
  38.6%                            1.6   3.3   4.9   6.5   8.1   9.8   11.4
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 SOME BASICS OF FIXED-INCOME INVESTING
 ----------------------------------------------------------

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)


 Is yield the same as total return?

   Not for bond funds. A fund's total return is the result of reinvested distributions from income and capital gains and the change in share price for a given period. Income is always a positive contributor to total return and can either enhance a rise in share price or help offset a price decline.


 What is credit quality and how does it affect yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.


 What is meant by a bond fund's maturity?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on, or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date.

   A bond mutual fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.


 What is meant by a bond fund's duration?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share prices by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price shareholder reports show duration.)


 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.

 Table 4  How Interest Rates May Affect Bond Prices
                                         Price per $1,000 of a Municipal Bond if Interest Rates:
  Bond maturity   Coupon                          Increase                                    Decrease
                                   1 percent                    2 percent             1 percent      2 percent
  1 year          1.50%              $990                         $981                 $1,010         $1,020
                          ----------------------------------------------------------------------------------------
  3 years         2.48                972                          944                  1,029          1,059
                          ----------------------------------------------------------------------------------------
  5 years         3.09                955                          913                  1,047          1,097
                          ----------------------------------------------------------------------------------------
  10 years        4.01                922                          851                  1,086          1,180
                          ----------------------------------------------------------------------------------------
  20 years        4.97                884                          786                  1,137          1,300
                          ----------------------------------------------------------------------------------------
  30 years        5.15                864                          754                  1,171          1,386
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 The table reflects yields on AAA rated municipals as of June 30, 2002. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 What are the major differences between money market and bond funds?

  . Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

  . Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

  . Income Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.

 INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS
   As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to all Advisor Class accounts.



 PRICING SHARES AND RECEIVING SALE PROCEEDS
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 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for each class of shares is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and each class's proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price stocks and bonds.

   The securities of funds investing in foreign markets are usually valued on the basis of the most recent closing market prices at 4 p.m. ET. Most foreign markets close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. ET will not be reflected in a fund NAV. However, if a fund determines that such developments are so significant that they will, in its judgment, clearly and materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. A fund may fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open.


 How your purchase, sale, or exchange price is determined

   Advisor Class shares are intended for purchase and may be held only through various third-party intermediaries including brokers, dealers, banks, insurance companies, retirement plan recordkeepers, and others. Consult your intermediary to find out about how to purchase, sell, or exchange your shares, cut-off times, and other applicable procedures for these transactions. The intermediary may charge a fee for its services.

   The fund may have an agreement with your intermediary that permits the intermediary to accept orders on behalf of the fund until 4 p.m. ET. In such cases, if your order is received by the intermediary in good form by 4 p.m. ET and transmitted to the fund and paid for in accordance with the agreement, it will be priced at the next NAV computed after the intermediary received your order.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or an intermediary may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

   How proceeds are received
   Normally, the fund transmits proceeds to intermediaries for redemption orders received in good form on either the next or third business day after receipt, depending on the arrangement with the intermediary. Under certain circumstances and when deemed to be in the fund's best interests, proceeds may not be sent for up to seven calendar days after receipt of the redemption order. You must contact your intermediary about procedures for receiving your redemption proceeds.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

   No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The funds declare and pay dividends (if any) quarterly for the Equity Income
   Fund-Advisor Class; declare daily and pay monthly for the High Yield Fund-Advisor Class, International Bond Fund-Advisor Class, New Income Fund-Advisor Class, and Tax-Free Income Fund-Advisor Class; and declare and pay annually for all other Advisor Classes.
  . A portion of fund dividends (other than High Yield Fund-Advisor Class and
   International Stock Fund-Advisor Class) may be eligible for the 70% deduction for dividends received by corporations to the extent the funds' income consists of dividends paid by U.S. corporations.

   Capital gains payments
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year. A capital gain payment is normally a taxable distribution.


 Tax Information

   You should contact your intermediary for the tax information that will be sent to you and reported to the IRS.

   If you invest in the fund through a tax-deferred retirement account, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account.

   If you invest in the fund through a taxable account, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another. . The fund makes a distribution to your account.

   Note: The regular monthly income dividends you receive from the Tax-Free Income Fund-Advisor Class are expected to be exempt from federal income taxes. You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If the Tax-Free Income Fund-Advisor Class invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax
   (AMT) must include income generated by these bonds in their AMT computation. The portion of this fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   Note: If you realize a loss on the sale or exchange of Tax-Free Income Fund-Advisor Class shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.

   Taxes on fund distributions
   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss must be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares. Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease an ordinary income dividend. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

   If the fund qualifies and elects to pass through nonrefundable foreign taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will be able to meet the requirements to pass through foreign income taxes paid.

   Note: Gains and losses realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent the Tax-Free Income Fund-Advisor Class invests in these securities, the likelihood of a taxable gain distribution will be increased.

   Tax consequences of hedging
   For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital. Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. A fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.


   . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
 Purchase Conditions for Intermediaries

   Nonpayment
   If the fund receives a check or ACH transfer that does not clear or the payment is not received in a timely manner, your purchase may be canceled. Any losses or expenses incurred by the fund or transfer agent will be the responsibility of the intermediary. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If an intermediary sells shares that it just purchased and paid for by check or ACH transfer, the fund will process the redemption but will generally delay sending the proceeds for up to 10 calendar days to allow the check or transfer to clear. (The 10-day hold does not apply to purchases paid for by bank wire.)

   Redemptions over $250,000
   Large redemptions can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem
   (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading


   . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades or market timing in your account or accounts controlled by you can disrupt management of the fund and raise its expenses. To deter such activity, each fund has adopted the following excessive trading policy.

   You can make one purchase and one sale or one sale and one purchase involving the same fund within any 120-day period. If you exceed this limit or if you hold fund shares for less than 60 calendar days, you may be barred indefinitely and without further notice from further purchases of the T. Rowe Price funds. Systematic purchases and redemptions are exempt from this policy. Transactions accepted by intermediaries in violation of this excessive trading policy or from persons believed to be market timers are subject to rejection or cancellation by the funds.

 Signature Guarantees

   An intermediary may need to obtain a signature guarantee in certain situations and should consult its T. Rowe Price Financial Institution Services representative.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The fund was incorporated in Maryland in 1976 and is a "diversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders of each class into a single portfolio and invest it to try to achieve specified objectives. In 2002, the fund issued a separate class of shares known as the Advisor Class.


   . Shareholders benefit from T. Rowe Price's 65 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in income and capital gain distributions of the class.

   The income dividends for Tax-Free Income Fund-Advisor Class shares will generally differ from those of the Tax-Free Income Fund shares to the extent that the expense ratio of Tax-Free Income Fund-Advisor Class shares differs.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract. Shareholders of each class have exclusive voting rights on matters affecting only that class.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee.
   If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

 Who runs the fund?

   General Oversight
   The fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The majority of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price).


   . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Mary J. Miller, Chairman, Charles B. Hill, Alan D. Levenson, Konstantine B. Mallas, Hugh D. McGuirk, and Stephen P. Richter. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Ms. Miller has been chairman of the committee since 1997. She joined T. Rowe Price in 1983 and has been managing investments since 1987.

   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule
    0.334%*           First $50 billion

    0.305%            Next $30 billion

    0.300%            Next $40 billion

    0.295%            Thereafter
    -------------------------------------


   * Represents a blended group fee rate containing various break points.


   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price fund assets of over $92 billion at February 28, . 2002, the group fee was 0.32%. . The individual fund fee is 0.15%.

 Distribution, Shareholder Servicing, and Recordkeeping Fees

   Tax-Free Income Fund-Advisor Class has adopted a 12b-1 plan under which it pays a fee at the rate of up to 0.25% of its daily net assets per year to various intermediaries for distribution and servicing of its shares. These payments may be more or less than the costs incurred by the intermediaries. Because the fees are paid from the Advisor Class net assets on an ongoing basis, they will increase the cost of your investment and, over time, could result in your paying more than with other types of sales charges. The Advisor Class may also separately compensate intermediaries at a rate of up to 0.10% of daily net assets per year for various recordkeeping and transfer agent services they perform.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance.


 Total Return

   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.

 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the share price on the last day of the base period. The SEC yield-also called the standardized yield-may differ from the dividend yield.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Fund investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in residual interest bonds are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

   Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

   . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of municipal security or instrument (including certain potentially high-risk deriva tives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe the principal types of fund securities and investment management practices.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the outstanding voting securities of the issuer would be held by the fund.

   Municipal Securities
   Fund assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the fund may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.


   . In purchasing municipals, the fund relies on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of private activity bonds (a type of revenue bond) is included in the alternative minimum tax (AMT) calculation. However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. For further information, please see Useful Information on Distributions and Taxes -Tax Information.

   Fundamental policy Under normal market conditions, the fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.

   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, the fund may invest without limit in high-quality, short-term securities whose income is subject to federal income tax.

   Operating policy  Fund investments will not be made in AMT securities.

   Operating policy Industrial development bonds are a special type of private activity bond permitted under IRS guidelines and are typically backed by a corporate obligor to finance projects benefiting the public. Fund investments in industrial development bonds related to the same industry (such as solid waste, nuclear utility, or airlines) are limited to 25% of total assets. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the 25% limitation.

   In addition to general obligation and revenue bonds, fund investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the fund would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. Fund purchases of unrated lease obligations may also be made.

   Securities With "Puts"
   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a put feature terminates prior to being exercised, the fund may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
   Fund securities can have the following features:

  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the fund. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   A derivative is a financial instrument whose value is derived from an underlying security, such as a stock or bond, or from a market benchmark such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards are derivatives, including conventional instruments such as futures and options, as well as more exotic investments such as swaps and structured notes. Investment managers have used derivatives for many years.

   We invest in derivatives only if the expected risks and rewards are consistent with the fund's objective, policies, and overall risk profile as described in this prospectus. We use derivatives in situations where they may enable the fund to increase yield, hedge against a decline in principal, invest in other asset classes more efficiently, or adjust duration.

   The fund will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of a long-term (over 15-year maturity) investment-grade bond.

   Derivatives and synthetics in which the fund may invest include:

  . Interest Rate Futures Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, futures (and options on futures) may be bought or sold in an effort to accomplish any number of objectives, including: to hedge against a potentially unfavorable change in interest rates and to adjust fund exposure to the municipal bond market; to protect portfolio value; to enhance income; to serve as a cash management tool; and to adjust portfolio duration.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of net asset value.

  . Residual Interest Bonds (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. Fund investments will be made only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

   Operating policy Fund investments in residual interest bonds are limited to 10% of total assets.

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. Fund investments will be made only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter. There is no limit on fund investments in these securities.

  . Embedded Interest Rate Swaps and Caps In a fixed-rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed-income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect fund total return.

   Operating policy Fund investments in embedded interest rate swaps and caps are limited to 10% of total assets.

  . Swaps The fund may enter into interest rate, index, total return, and credit swap agreements. The fund may also enter into options on swap agreements or swap options. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; to enhance income or total return; to protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

   There are risks in the use of swaps and swap options. Swaps could result in losses if interest rate or credit quality changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the fund. Credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Swaps and swap options may not always be successful hedges; using them could lower fund total return and the other party to a swap agreement could default on its obligations or refuse to cash out the fund's investment at a reasonable price, which could turn an expected gain into a loss.

   Operating policies The fund will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of total assets. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

   Private Placements
   The fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

   Operating policy Fund investments in illiquid securities, including unmarketable private placements, are limited to 15% of net assets.


 Types of Investment Management Practices

   Reserve Position
   A portion of fund assets will be held in short-term, tax-exempt money market securities maturing in one year or less. Fund reserve positions provide flexibility in meeting redemptions, paying expenses, and in the timing of new investments; can help in structuring the fund's weighted average maturity; and serve as a short-term defense during periods of unusual market volatility. Fund reserve positions can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, there is no limit on fund investments in money market reserves (which may not be tax-exempt). The effect of taking such a position is that the fund may not achieve its investment objectives.

   When-Issued Securities and Forwards
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, the fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. Interest is not earned on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Borrowing Money and Transferring Assets
   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy  Borrowings may not exceed 33/1//\\/3/\\% of total assets.

   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Portfolio Turnover
   Turnover is an indication of frequency of trading. The fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of the fund's investment program, its portfolio turnover rate may exceed 100%. A high turnover rate may increase transaction costs, result in additional capital gain distributions, and reduce fund total return. The fund's portfolio turnover rates are shown in the Financial Highlights table.

   Sector Concentration
   It is possible that the fund could have a considerable amount of assets (25% or more) in municipal securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers whose revenues are paid from similar types of projects, such as health care bonds.

   High-Yield, High-Risk Bonds
   The total return and yield of lower-quality (high-yield, high-risk) bonds, commonly referred to as "junk," may fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on T. Rowe Price's credit analysis. A real or perceived economic downturn, or rising interest rates, could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process.

   Operating policy The fund may invest up to 5% of total assets in below investment-grade securities.

   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all fund holdings, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all fund holdings, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk.

   High-yield bonds, also called "junk" bonds, are those rated below BBB.

   Table 5 shows the rating scale used by the major rating agencies, and Table 6 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 5  Ratings of Municipal Debt Securities
                                              Moody's        Standard
                                              Investors      & Poor's         Fitch
                                              Service, Inc.  Corporation      IBCA, Inc.           Definition
  Long Term                                    Aaa            AAA              AAA                  Highest quality
                                              --------------------------------------------------------------------------------------
                                               Aa             AA               AA                   High quality
                                              --------------------------------------------------------------------------------------
                                               A              A                A                    Upper medium grade
                                              --------------------------------------------------------------------------------------
                                               Baa            BBB              BBB                  Medium grade
                                              --------------------------------------------------------------------------------------
                                               Ba             BB               BB                   Speculative
                                              --------------------------------------------------------------------------------------
                                               B              B                B                    Highly speculative
                                              --------------------------------------------------------------------------------------
                                               Caa            CCC, CC          CCC, CC              Vulnerable to default
                                              --------------------------------------------------------------------------------------
                                               Ca             C                C                    Default is imminent
                                              --------------------------------------------------------------------------------------
                                               C              D                DDD, DD, D           Probably in default
                                              Moody's                         S&P                            Fitch IBCA
  Short Term                                   MIG1/ VMIG1    Best quality     SP1+   Very strong quality     F-1+   Exceptionally
                                                                               SP1    Strong grade                   strong quality
                                                                                                              F-1    Very strong
                                                                                                                     quality
                                              --------------------------------------------------------------------------------------
                                               MIG2/ VMIG2    High quality     SP2    Satisfactory grade      F-2    Good credit
                                                                                                                     quality
                                              --------------------------------------------------------------------------------------
                                               MIG3/ VMIG3    Favorable quality                               F-3    Fair credit
                                                                                                                     quality
                                              --------------------------------------------------------------------------------------
                                               MIG4/ VMIG4    Adequate quality
                                              --------------------------------------------------------------------------------------
                                               SG             Speculative      SP3    Speculative grade       F-5    Weak credit
                                                              quality                                                quality
                                              --------------------------------------------------------------------------------------
  Commercial                                   P-1            Superior         A-1+   Extremely strong        F-1+   Exceptionally
  Paper                                                       quality                 quality                        strong quality
                                                                               A-1    Strong quality          F-1    Very strong
                                                                                                                     quality
                                              --------------------------------------------------------------------------------------
                                               P-2            Strong quality   A-2    Satisfactory quality    F-2    Good credit
                                                                                                                     quality
                                              --------------------------------------------------------------------------------------
                                               P-3            Acceptable       A-3    Adequate quality        F-3    Fair credit
                                                              quality          B      Speculative quality     F-5    quality
                                                                               C      Doubtful quality               Weak credit
                                                                                                                     quality
 -----------------------------------------------------------------------------------------------------------------------------------

 Table 6  Explanation of Quality Ratings
                                        Bond
                                        Rating    Explanation
  Moody's Investors                      Aaa       Highest quality, smallest degree of
  Service, Inc.                                    investment risk.
                                        -----------------------------------------------------
                                         Aa        High quality; together with Aaa bonds,
                                                   they compose the high-grade bond group.
                                        -----------------------------------------------------
                                         A         Upper-medium-grade obligations; many
                                                   favorable investment attributes.
                                        -----------------------------------------------------
                                         Baa       Medium-grade obligations; neither highly
                                                   protected nor poorly secured. Interest
                                                   and principal appear adequate for the
                                                   present, but certain protective elements
                                                   may be lacking or may be unreliable over
                                                   any great length of time.
                                        -----------------------------------------------------
                                         Ba        More uncertain with speculative
                                                   elements. Protection of interest and
                                                   principal payments not well safeguarded
                                                   in good and bad times.
                                        -----------------------------------------------------
                                         B         Lack characteristics of desirable
                                                   investment; potentially low assurance of
                                                   timely interest and principal payments
                                                   or maintenance of other contract terms
                                                   over time.
                                        -----------------------------------------------------
                                         Caa       Poor standing, may be in default;
                                                   elements of danger with respect to
                                                   principal or interest payments.
                                        -----------------------------------------------------
                                         Ca        Speculative in high degree; could be in
                                                   default or have other marked
                                                   shortcomings.
                                        -----------------------------------------------------
                                         C         Lowest rated. Extremely poor prospects
                                                   of ever attaining investment standing.
                                        -----------------------------------------------------
  Standard & Poor's                      AAA       Highest rating; extremely strong
  Corporation                                      capacity to pay principal and interest.
                                        -----------------------------------------------------
                                         AA        High quality; very strong capacity to
                                                   pay principal and interest.
                                        -----------------------------------------------------
                                         A         Strong capacity to pay principal and
                                                   interest; somewhat more susceptible to
                                                   the adverse effects of changing
                                                   circumstances and economic conditions.
                                        -----------------------------------------------------
                                         BBB       Adequate capacity to pay principal and
                                                   interest; normally exhibit adequate
                                                   protection parameters, but adverse
                                                   economic conditions or changing
                                                   circumstances more likely to lead to
                                                   weakened capacity to pay principal and
                                                   interest than for higher-rated bonds.
                                        -----------------------------------------------------
                                         BB, B,    Predominantly speculative with respect
                                         CCC, CC   to the issuer's capacity to meet
                                                   required interest and principal
                                                   payments. BB - lowest degree of
                                                   speculation;
                                                   CC - the highest degree of speculation.
                                                   Quality and protective characteristics
                                                   outweighed by large uncertainties or
                                                   major risk exposure to adverse
                                                   conditions.
                                        -----------------------------------------------------
                                         D         In default.
                                        -----------------------------------------------------
  Fitch IBCA, Inc.                       AAA       Highest quality; obligor has
                                                   exceptionally strong ability to pay
                                                   interest and principal, which is
                                                   unlikely to be affected by reasonably
                                                   foreseeable events.
                                        -----------------------------------------------------
                                         AA        Very high quality; obligor's ability to
                                                   pay interest and principal is very
                                                   strong. Because bonds rated in the AAA
                                                   and AA categories are not significantly
                                                   vulnerable to foreseeable future
                                                   developments, short-term debt of these
                                                   issuers is generally rated F-1+.
                                        -----------------------------------------------------
                                         A         High quality; obligor's ability to pay
                                                   interest and principal is considered to
                                                   be strong, but may be more vulnerable to
                                                   adverse changes in economic conditions
                                                   and circumstances than higher-rated
                                                   bonds.
                                        -----------------------------------------------------
                                         BBB       Satisfactory credit quality; obligor's
                                                   ability to pay interest and principal is
                                                   considered adequate. Unfavorable changes
                                                   in economic conditions and circumstances
                                                   are more likely to adversely affect
                                                   these bonds and impair timely payment.
                                                   The likelihood that the ratings of these
                                                   bonds will fall below investment grade
                                                   is higher than for higher-rated bonds.
                                        -----------------------------------------------------
                                         BB,       Not investment grade; predominantly
                                         CCC,      speculative with respect to the issuer's
                                         CC, C     capacity to pay interest and principal
                                                   in accordance with the terms of the
                                                   obligation for bond issues not in
                                                   default. BB is the least speculative. C
                                                   is the most speculative.
 -------------------------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Tax-Free Income Fund-Advisor Class first issued shares on September 30, 2002, and therefore has no financial history. As a point of comparison, however, Table 7 provides historical information about the Tax-Free Income Fund because Tax-Free Income Fund-Advisor Class has the same management program and investment portfolio. (Prior to the inception of Tax-Free Income Fund-Advisor Class, Tax-Free Income Fund had no other share class.) This information is based on a single share of the Tax-Free Income Fund outstanding throughout each of its fiscal years.

   This table is part of the Tax-Free Income Fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the fund's independent accountants, PricewaterhouseCoopers LLP.

   Had the Tax-Free Income Fund-Advisor Class existed during the period reflected in the table, some financial information would be different because of its higher anticipated expense ratio.

 Table 7  Financial Highlights
                                      Year ended February 28
                             1998     1999    2000/*/    2001     2002
 ------------------------------------------------------------------------------

  Net asset value,
  beginning of period       $ 9.59   $ 9.95   $ 9.94    $ 9.10   $ 9.72
  Income From Investment Operations
  Net investment income       0.52     0.50     0.49      0.49     0.48
                            ----------------------------------------------
  Net gains or losses on
  securities (both            0.36     0.03    (0.83)     0.62     0.09
  realized and unrealized)
                            ----------------------------------------------
  Total from investment
  operations                  0.88     0.53    (0.34)     1.11     0.57
  Less Distributions
  Dividends (from net        (0.52)   (0.50)   (0.49)    (0.49)   (0.48)
  investment income)
                            ----------------------------------------------
  Distributions (from           --    (0.04)   (0.01)       --       --
  capital gains)
                            ----------------------------------------------
  Total distributions        (0.52)   (0.54)   (0.50)    (0.49)   (0.48)
                            ----------------------------------------------
  Net asset value,          $ 9.95   $ 9.94   $ 9.10    $ 9.72   $ 9.81
  end of period
                            ----------------------------------------------
  Total return                9.37%    5.48%   (3.42%)   12.55%    5.99%
  Ratios/Supplemental Data
  Net assets, end of        $1,396   $1,483   $1,311    $1,403   $1,442
  period (in millions)
                            ----------------------------------------------
  Ratio of expenses to        0.55%    0.55%    0.55%     0.54%    0.54%
  average net assets
                            ----------------------------------------------
  Ratio of net income to      5.31%    5.06%    5.24%     5.25%    4.95%
  average net assets
                            ----------------------------------------------
  Portfolio turnover rate     36.3%    34.1%    44.3%     28.6%    28.2%
 ------------------------------------------------------------------------------


 /*/       Year ended February 29.

 INVESTING WITH T. ROWE PRICE
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification
Number
The intermediary must provide us with its certified Social Security or tax identification number (TIN). Otherwise, federal law requires the funds to withhold a percentage (currently 30%) of dividends, capital gain distributions, and redemptions, and may subject the intermediary or account holder to an IRS fine. If this information is not received within 60 days after the account is established, the account may be redeemed at the fund's NAV on the redemption date.

The information in
this section is for use
by intermediaries only. Shareholders should contact their intermediary for information regarding the intermediary's policies on purchasing, exchanging, and redeeming fund shares as well as initial and subsequent investment minimums.
All initial and subsequent investments by intermediaries must be made by bank wire.

Opening a New Account
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Intermediaries should call Financial Institution Services for an account number and assignment to a dedicated service representative and give the following wire information to their bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh)
Receiving Bank ABA#:  043000096
Beneficiary:  T. Rowe Price [fund name]
Beneficiary Account:  1004397951
Originator to Beneficiary Information (OBI):
name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed below. Intermediaries must also enter into a separate agreement with the fund or its agent.

via U.S. Postal Service
T. Rowe Price Financial Institution Services
P.O. Box 17603
Baltimore, MD 21297-1603
via private carriers/overnight services
T. Rowe Price Financial Institution Services
Mail Code: OM-17603
4515 Painters Mill Road
Owings Mills, MD 21117-4842



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum additional purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By Wire
Intermediaries should call Financial Institution Services or use the wire instructions listed in Opening a New Account.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Intermediaries should call their Financial Institution Services representative.

Redemptions
Unless otherwise indicated, redemption proceeds will be wired to the intermediary's designated bank. Intermediaries should contact their Financial Institution Services representative.



 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
T. Rowe Price funds and their agents reserve the following rights: (1) to refuse any purchase or exchange order; (2) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the intermediary within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (3) to cease offering fund shares at any time to all or certain groups of investors;
(4) to freeze any account
and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (5) to otherwise modify the conditions of purchase and any services at any time; and (6) to act on instructions reasonably believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund's management.

 T. ROWE PRICE PRIVACY POLICY
 ----------------------------------------------------------
 In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

 You may provide information when communicating or transacting with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

 We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with whom we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies' use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

 We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

 This Privacy Policy applies to the following T. Rowe Price family of companies:
 T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call your intermediary.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.
                                                      1940 Act File No. 811-2684
                                                                E245-040 9/30/02